UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for 0.069593885 shares of common stock at an exercise price of $165.24 per whole share	CLSKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 29, 2025, CleanSpark, Inc. (the “Company”) announced that it has acquired rights to approximately two hundred and seventy-one acres of land in Austin County, Texas and executed long-term power supply agreements totaling 285 megawatts to support the development of a next-generation data center campus (collectively, the “Transactions”). The Transactions position the company to deliver scalable, resilient, and energy-efficient capacity to meet accelerating demand from AI, cloud, and enterprise workloads.

Under the terms of the purchase agreement, the Company paid a combination of cash consideration and shares of the Company’s common stock at closing, plus additional cash consideration payable upon the occurrence of post-closing events.

In connection with the Transactions, the Company is filing supplemental risk factors pertaining to the diversification of its business strategy to include data center development to update disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in (i) the Company’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the Commission on December 3, 2024 and (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the Commission on August 7, 2025. The supplemental risk factors are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 29, 2025, the Company announced the consummation of the Transactions. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of October 29, 2025 (furnished herewith)
99.2	Supplemental Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	October 29, 2025	By:	/s/ Leighton R. Koehler
Leighton R. Koehler, General Counsel